UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 14, 2010 (May 11, 2010)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.

ALLETE, Inc. (the “Company”) held its 2010 annual meeting of shareholders on May 11, 2010. Each matter voted upon at the meeting and the final results of the voting on each such matter are presented below. For a complete description of the matters voted upon at the annual meeting, see the Company’s definitive proxy statement, dated March 23, 2010.

Item 1 –	Election of twelve (12) Directors.

Director	Votes For	Votes Withheld	Broker Non-Votes
Kathleen A. Brekken	26,280,677	689,949	2,977,082
Kathryn W. Dindo	26,257,515	713,111	2,977,082
Heidi J. Eddins	26,278,465	692,161	2,977,082
Sidney W. Emery, Jr.	26,252,667	717,958	2,977,082
James S. Haines, Jr.	26,259,293	711,333	2,977,082
Alan R. Hodnik	26,294,204	676,422	2,977,082
James J. Hoolihan	26,314,379	656,247	2,977,082
Madeleine W. Ludlow	26,280,353	690,273	2,977,082
Douglas C. Neve	26,287,363	683,263	2,977,082
Leonard C. Rodman	23,796,713	3,173,913	2,977,082
Donald J. Shippar	25,894,431	1,076,195	2,977,082
Bruce W. Stender	26,114,385	856,241	2,977,082

All directors listed above were elected.

Item 2 –	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,945,130	714,283	288,295	0

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2010 was ratified.

Item 3 –
Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to change the vote required for the election of directors and a corresponding amendment to the Company’s Bylaws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,996,589	1,413,619	537,500	0

The amendment to the Company’s Amended and Restated Articles of Incorporation to change the vote required for the election of directors and a corresponding amendment to the Company’s Bylaws was approved.

ALLETE Form 8-K dated May 14, 2010

Item 4 –	Re-approval of the material terms of the performance goals under the ALLETE Executive Long-Term Incentive Compensation Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,047,273	1,955,730	944,704	0

The material terms of the performance goals under the ALLETE Executive Long-Term Incentive Compensation Plan were re-approved.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

d) Exhibits

Exhibit Number

3(a)           Articles of Amendment, as approved by the shareholders on May 11, 2010.

3(b)           Bylaws, as amended effective May 11, 2010.

ALLETE Form 8-K dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

May 14, 2010	/s/ Steven Q. DeVinck
Steven Q. DeVinck
Controller and Vice President – Business Support

ALLETE Form 8-K dated May 14, 2010